SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2002 (Date of earliest event reported)	Commission file number: 1-14005

Frisby Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	62-1411534 (I.R.S. Employer Identification No.)

3195 Centre Park Boulevard
Winston-Salem, North Carolina 27107
(Address of principal executive offices)
(Zip code)

(336) 784-7754
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On October 4, 2002, Frisby Technologies, Inc. issued a press release titled “Frisby Technologies, Inc. Receives Nasdaq Delisting Notice.” The press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 4, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frisby Technologies, Inc.

	By:	/s/ Gregory S. Frisby

Gregory S. Frisby Chairman and Chief Executive Officer

Date: October 4, 2002